Exhibit 99.1

Vertex Announces Fourth Quarter and Full Year 2021 Financial Results

KING OF PRUSSIA, PA – March 9, 2022: Vertex, Inc. (NASDAQ: VERX) (“Vertex” or the “Company”), a global provider of tax technology solutions, today announced financial results for its fourth quarter and full year ended December 31, 2021.

“We delivered strong performance in 2021, with outstanding execution from our teams around the world,” said David DeStefano, Vertex Chief Executive Officer. “Our revenues continue to accelerate, and the investments we’re making to drive our growth strategy are gaining momentum, resulting in continued market leadership.”

Fourth Quarter 2021 Financial Results

●	Total revenues of $111.7 million, up 12.2% year-over-year.
●	Software subscription revenues of $93.3 million, up 11.1% year-over-year.
●	Cloud revenues of $34.7 million, up 38.9% year-over-year.
●	Annual Recurring Revenue (“ARR”) of $370.2 million, up 17.0% year-over-year and compared to 15.1% in the third quarter of 2021.
●	Average Annual Revenue per customer (“AARPC”) was $86,700 at December 31, 2021, compared to $78,700 at December 31, 2020 and $82,900 at September 30, 2021.
●	Net Revenue Retention (“NRR”) rate was 108% in the fourth quarter of 2021, an increase from 106% in both the December 31, 2020 and the September 30, 2021 periods.
●	Loss from operations approximated breakeven, compared to income from operations of $2.5 million for the same period prior year. Non-GAAP operating income of $16.4 million, compared to $16.1 million for the same period prior year.
●	Net loss of $0.6 million, compared to net income of $0.2 million for the same period prior year.
●	Net income per basic and diluted Class A and Class B share of $0.00 for 2021, consistent with the same period prior year.
●	Non-GAAP net income of $12.0 million and Non-GAAP diluted EPS of $0.08.
●	Adjusted EBITDA of $19.3 million, compared to $19.1 million for the same period prior year. Adjusted EBITDA margin of 17.2%, compared to 19.1% for the same period prior year.
●	4,272 customers at December 31, 2021.

Full-Year 2021 Financial Results

●	Total revenues of $425.5 million, up 13.6% year-over-year.
●	Software subscription revenues of $358.4 million, up 13.1% year-over-year.
●	Cloud revenues of $127.0 million, up 46.0% year-over-year in total, or 43% year-over-year from organic growth.
●	Loss from operations of $2.9 million, compared to a loss from operations of $104.8 million for the same period prior year. Non-GAAP operating income of $66.3 million, compared to $67.4 million for the prior year.
●	Net loss of $1.5 million, compared to a net loss of $75.1 million for the prior year.
●	Net loss per basic and diluted Class A and Class B share was $(0.01), compared to net loss per basic and diluted Class A and Class B of $(0.57) for the prior year.
●	Non-GAAP net income of $48.7 million and Non-GAAP diluted EPS of $0.33.
●	Adjusted EBITDA of $78.0 million, compared to $78.4 million for the prior year. Adjusted EBITDA margin of 18.3%, compared to 20.9% for the prior year.
●	Cash provided by operating activities of $92.0 million, compared to $59.5 million for the prior year. Free cash flow of $46.9 million, compared to $49.6 million for the prior year.

Vertex Chief Financial Officer John Schwab said, “The global Vertex team continued to deliver solid performance this quarter with continued strong growth quarter over quarter and year over year in key metrics including ARR and NRR growth. Following the end of the fourth quarter, we refinanced our credit facility to increase operational flexibility. We are confident we are entering this year on strong footing to support operations, invest in our people and growth strategies, and deliver sustainable growth and value to all stakeholders.”

Definitions of certain key business metrics and the non-GAAP financial measures used in this press release and reconciliations of such measures to the most directly comparable GAAP financial measures are included below under the headings “Definitions of Certain Key Business Metrics” and “Use and Reconciliation of Non-GAAP Financial Measures.”

Recent Business Highlights

●	On March 8, 2022, Vertex amended its existing $100 million credit facility with a $250 million facility consisting of a $50 million term loan and a $200 million line of credit. The proceeds will be used for working capital, capital expenditures, permitted acquisitions and general corporate purposes.
●	Received SAP certification for our Vertex® Indirect Tax Chain Flow Accelerator solution for integration with SAP S/4HANA, enabling customers to achieve fully automated and consistent value added tax treatment with their SAP S/4HANA software.
●	Launched our Vertex® Indirect Tax O Series® Edge cloud solution which enables global omnichannel retailers to configure, automate and deploy containerized tax engines where transactions are being processed, delivering enhanced performance and scalability for tax automation at the point of need.
●	Received SAP certification for our Vertex® Indirect Tax O Series® 9.0 solution built on SAP Business Technology Platform (SAP BTP), SAP’s platform for the Intelligent Enterprise.
●	Rolled out Vertex® Cloud Indirect Tax Intelligence solution to empower tax professionals and indirect tax departments to optimize performance and maximize insights to improve tax outcomes and mitigate risks.
●	Named a Leader in both the Enterprise and Worldwide Value-Added Tax (VAT) categories of the IDC MarketScape and recognized as a Major Player in the SMB category. Awarded IDC’s 2021 SaaS ERP Customer Satisfaction Award based on the ratings our customers provided during the survey process.

Financial Outlook

For the first quarter of 2022, the Company currently expects:

●	Revenues of $112.5 million to $113.5 million, representing growth of 15% to 16% from the first quarter of 2021; and

●	Adjusted EBITDA of $16.0 million to $17.0 million, representing a decrease of $1.0 million to $2.0 million from the first quarter of 2021.

For the full-year 2022, the Company currently expects:

●	Revenues of $479 million to $483 million, representing growth of 13% to 14% from the full-year 2021;
●	Cloud revenue growth of 33% from the full-year 2021; and
●	Adjusted EBITDA of $72 million to $75 million, representing a decrease of $3 million to $6 million from the full-year 2021, reflecting additional spend in research and development, as well as selling and marketing expenses to drive growth.

The Company is unable to reconcile forward-looking Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact net income (loss) for these periods but would not impact Adjusted EBITDA. Such items may include stock-based compensation expense, depreciation and amortization of capitalized software costs and acquired intangible assets, severance, transaction costs, and other items. The unavailable information could have a significant impact on the Company’s net income (loss). The foregoing forward-looking statements reflect the Company’s expectations as of today's date. Given the number of risk factors, uncertainties and assumptions discussed below, actual results may differ materially. The Company does not intend to update its financial outlook until its next quarterly results announcement.

Important disclosures in this earnings release about and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided below under “Use and Reconciliation of Non-GAAP Financial Measures.”

Conference Call and Webcast Information

Vertex will host a conference call at 8:30 a.m. Eastern Time today, March 9, 2022, to discuss its fourth quarter and full year 2021 financial results.

Those wishing to participate via webcast should access the call through the Company’s Investor Relations website at https://ir.vertexinc.com. Those wishing to participate via telephone may dial in at 1-877-407-4018 (USA) or 1-201-689-8471 (International). The conference call replay will be available via webcast through the Company’s Investor Relations website.

The telephone replay will be available from 11:30 a.m. Eastern Time on March 9, 2022, through March 23, 2022, by dialing 1-844-512-2921 (USA) or 1-412-317-6671 (International). The replay passcode will be 13727284.

About Vertex

Vertex, Inc. is a leading global provider of indirect tax software and solutions. The Company’s mission is to deliver the most trusted tax technology enabling global businesses to transact, comply and grow with confidence. Vertex provides solutions that can be tailored to specific industries for major lines of indirect tax, including sales and consumer use, value added and payroll. Headquartered in North America, and with offices in South America and Europe, Vertex employs over 1,300 professionals and serves companies across the globe.

For more information, visit www.vertexinc.com or follow on Twitter and LinkedIn.

Forward Looking Statements

Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. Forward-looking statements are based on Vertex management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: potential effects on our business of the COVID-19 pandemic; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; our ability to sustain and expand revenues, maintain profitability, and to effectively manage our anticipated growth; our ability to identify acquisition targets and to successfully integrate and operate acquired businesses; our ability to maintain and expand our strategic relationships with third parties; and the other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities Exchange Commission (“SEC”), as may be subsequently updated by our other SEC filings. Copies of such filings may be obtained from the Company or the SEC.

All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Definitions of Certain Key Business Metrics

Annual Recurring Revenue (“ARR”)

We derive the vast majority of our revenues from recurring software subscriptions. We believe ARR provides us with visibility to our projected software subscription revenues in order to evaluate the health of our business. Because we recognize subscription revenues ratably, we believe investors can use ARR to measure our expansion of existing customer revenues, new customer activity, and as an indicator of future software subscription revenues. ARR is based on monthly recurring revenues (“MRR”) from software subscriptions for the most recent month at period end, multiplied by twelve. MRR is calculated by dividing the software subscription price, inclusive of discounts, by the number of subscription covered months. MRR only includes customers with MRR at the end of the last month of the measurement period. AARPC represents average annual revenue per customer and is calculated by dividing ARR by the number of software subscription customers at the end of the respective period.

Net Revenue Retention Rate (“NRR”)

We believe that our NRR provides insight into our ability to retain and grow revenues from our customers, as well as their potential long-term value to us. We also believe it demonstrates to investors our ability to expand existing customer revenues, which is one of our key growth strategies. Our NRR refers to the ARR expansion during the 12 months of a reporting period for all customers who were part of our customer base at the beginning of the reporting period. Our NRR calculation takes into account any revenues lost from departing customers or customers who have downgraded or reduced usage, as well as any revenue expansion from migrations, new licenses for additional products or contractual and usage-based price changes.

Use and Reconciliation of Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and key business metrics described above, we have calculated non-GAAP cost of revenues, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP selling and marketing expense, non-GAAP general and administrative expense, non-GAAP operating income, non-GAAP net income, non-GAAP diluted EPS, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow and free cash flow margin, which are each non-GAAP financial measures. We have provided tabular reconciliations of each of these non-GAAP financial measures to its most directly comparable GAAP financial measure.

Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. Our non-GAAP financial measures are presented as supplemental disclosure as we believe they provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our operating performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies. Our definitions of these non-GAAP financial measures may differ from similarly titled measures presented by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, the financial information prepared in accordance with GAAP, and should be read in conjunction with the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, to be filed with the SEC.

We calculate these non-GAAP financial measures as follows:

●	Non-GAAP cost of revenues, software subscriptions is determined by adding back to GAAP cost of revenues, software subscriptions, the stock-based compensation expense, and depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues for the respective periods.
●	Non-GAAP cost of revenues, services is determined by adding back to GAAP cost of revenues, services, the stock-based compensation expense included in cost of revenues, services for the respective periods.
●	Non-GAAP gross profit is determined by adding back to GAAP gross profit the stock-based compensation expense, and depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues for the respective periods.
●	Non-GAAP gross margin is determined by dividing non-GAAP gross profit by total revenues for the respective periods.
●	Non-GAAP research and development expense is determined by adding back to GAAP research and development expense the stock-based compensation expense included in research and development expense for the respective periods.
●	Non-GAAP selling and marketing expense is determined by adding back to GAAP selling and marketing expense the stock-based compensation expense and the amortization of acquired intangible assets included in selling and marketing expense for the respective periods.
●	Non-GAAP general and administrative expense is determined by adding back to GAAP general and administrative expense the stock-based compensation expense and severance expense included in general and administrative expense for the respective periods.
●	Non-GAAP operating income is determined by adding back to GAAP income or loss from operations the stock-based compensation expense, depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues, amortization of acquired intangible assets included in selling and marketing expense, severance expense and transaction costs included in GAAP income or loss from operations for the respective periods.
●	Non-GAAP net income is determined by adding back to GAAP net income or loss the income tax benefit or expense, stock-based compensation expense, depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues, amortization of acquired intangible assets included in selling and marketing expense, severance expense and transaction costs included in GAAP net income or loss for the respective periods to determine non-GAAP income before income taxes. Non-GAAP income before income taxes is then adjusted for income taxes calculated using the respective statutory tax rates for applicable jurisdictions, which for purposes of this determination were assumed to be 25.5%.
●	Non-GAAP net income per diluted share of Class A and Class B common stock (“Non-GAAP diluted EPS”) is determined by dividing non-GAAP net income by the weighted average shares outstanding of all classes of common stock, inclusive of the impact of dilutive common stock equivalents to purchase such common stock, including stock options, restricted stock awards, restricted stock units and employee stock purchase plan shares.

●	Adjusted EBITDA is determined by adding back to GAAP net income or loss the net interest income or expense, income taxes, depreciation and amortization of property and equipment, depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues, amortization of acquired intangible assets included in selling and marketing expense, asset impairments, stock-based compensation expense, severance expense and transaction costs included in GAAP net income or loss for the respective periods.
●	Adjusted EBITDA margin is determined by dividing Adjusted EBITDA by total revenues for the respective periods.
●	Free cash flow is determined by adjusting net cash provided by (used in) operating activities by adding back cash used for the converted stock appreciation rights redeemed in connection with the initial public offering, and reducing it for purchases of property and equipment and capitalized software additions for the respective periods.
●	Free cash flow margin is determined by dividing free cash flow by total revenues for the respective periods.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

Vertex, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

	December 31,
(In thousands, except per share data)	2021	2020
Assets
Current assets:
Cash and cash equivalents	$73,333	$303,051
Funds held for customers	24,873	9,222
Accounts receivable, net of allowance of $9,151 and $8,592, respectively	76,929	77,159
Prepaid expenses and other current assets	20,536	13,259
Total current assets	195,671	402,691
Property and equipment, net of accumulated depreciation	98,390	56,557
Capitalized software, net of accumulated amortization	33,442	31,989
Goodwill and other intangible assets	272,702	18,711
Deferred commissions	12,555	11,743
Deferred income tax asset	35,298	33,830	(A)
Operating lease right of use assets	20,249	—
Other assets	1,900	3,263
Total assets	$670,207	$558,784

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$13,000	$8,876
Accrued expenses	22,966	19,176
Tax sharing agreement distributions payable	536	2,700
Customer funds obligations	23,461	9,235
Accrued salaries and benefits	16,671	17,326
Accrued variable compensation	26,462	22,372
Deferred compensation, current	4,202	2,057
Deferred revenue	237,344	207,560
Current portion of capital lease obligations	—	882
Current portion of operating lease liabilities	3,933	—
Current portion of finance lease liabilities	284	—
Deferred rent and other	—	939
Deferred purchase consideration, current	19,805	—
Purchase commitment and contingent consideration liabilities, current	468	845
Total current liabilities	369,132	291,968
Deferred compensation, net of current portion	1,963	5,010
Deferred revenue, net of current portion	11,666	14,702
Operating lease liabilities, net of current portion	24,320	—
Finance lease liabilities, net of current portion	68	—
Capital lease obligations, net of current portion	—	225
Deferred purchase consideration, net of current portion	19,419	—
Purchase commitment and contingent consideration liabilities, net of current portion	10,829	8,905
Deferred other liabilities	2,726	8,632
Total liabilities	440,123	329,442
Commitments and contingencies

Stockholders' equity:
Preferred shares, $0.001 par value, 30,000 shares authorized; no shares issued and outstanding	—	—
Class A voting common stock, $0.001 par value, 300,000 shares authorized; 42,286 and 26,327 shares issued and outstanding, respectively	42	26
Class B voting common stock, $0.001 par value, 150,000 shares authorized; 106,807 and 120,117 shares issued and outstanding, respectively	107	120
Additional paid in capital	222,621	206,541
Retained earnings	24,811	25,782	(A)
Accumulated other comprehensive loss	(17,497)	(3,127)
Total stockholders' equity	230,084	229,342
Total liabilities and stockholders' equity	$670,207	$558,784

(A) December 31, 2020 ending balances reflect an immaterial error correction in Q3 2020 related to an understatement of the deferred tax benefit and deferred tax assets of $3,856 recorded with respect to certain stock award exercise activity in connection with the initial public offering ("IPO").

Vertex, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income (Loss)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2021	2020	2021	2020

Revenues:
Software subscriptions	$93,255	$83,919	$358,415	$316,763
Services	18,401	15,625	67,133	57,902
Total revenues	111,656	99,544	425,548	374,665
Cost of revenues:
Software subscriptions	31,775	25,830	116,194	105,676
Services	11,867	10,382	45,698	59,711
Total cost of revenues	43,642	36,212	161,892	165,387
Gross profit	68,014	63,332	263,656	209,278
Operating expenses:
Research and development	10,754	11,143	44,018	54,340
Selling and marketing	28,332	21,118	99,005	99,418
General and administrative	26,055	25,620	107,009	149,057
Depreciation and amortization	2,891	2,909	11,678	11,018
Other operating expense, net	(4)	49	4,888	203
Total operating expenses	68,028	60,839	266,598	314,036
Income (loss) from operations	(14)	2,493	(2,942)	(104,758)
Interest (income) expense, net	313	(313)	984	3,111
Income (loss) before income taxes	(327)	2,806	(3,926)	(107,869)
Income tax expense (benefit)	300	2,576	(2,447)	(32,788)	(A)
Net income (loss)	(627)	230	(1,479)	(75,081)
Other comprehensive (income) loss from foreign currency translation adjustments and revaluations, net of tax	4,330	(876)	14,370	2,636
Total comprehensive income (loss)	$(4,957)	$1,106	$(15,849)	$(77,717)
Net income (loss) per share: (A)
Net income (loss) attributable to Class A stockholders, basic	$(174)	$41	$(357)	$(6,335)
Net income (loss) per Class A share, basic	$(0.00)	$0.00	$(0.01)	$(0.57)
Weighted average Class A common stock, basic	41,263	25,888	35,647	11,096
Net income (loss) attributable to Class A stockholders, diluted	$(174)	$55	$(357)	$(6,335)
Net income (loss) per Class A share, diluted	$(0.00)	$0.00	$(0.01)	$(0.57)
Weighted average Class A common stock, diluted	41,263	37,654	35,647	11,096

Net income (loss) attributable to Class B stockholders, basic	$(453)	$189	$(1,122)	$(68,746)
Net income (loss) per Class B share, basic	$(0.00)	$0.00	$(0.01)	$(0.57)
Weighted average Class B common stock, basic	107,596	120,411	112,133	120,415
Net income (loss) attributable to Class B stockholders, diluted	$(453)	$175	$1,716	$(68,746)
Net income (loss) per Class B share, diluted	$(0.00)	$0.00	$(0.01)	$(0.57)
Weighted average Class B common stock, diluted	107,596	120,411	112,133	120,415

(A) Income tax expense (benefit) for the twelve months ended December 31, 2020 reflect an immaterial error correction in Q3 2020 related to an understatement of the deferred tax benefit of $3,856 with respect to certain stock award exercise activity in connection with the IPO. Net income (loss) per share information for the twelve months ended December 31, 2020 has been recalculated to reflect this correction.

Vertex, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Year Ended
	December 31,
(In thousands)	2021	2020
Cash flows from operating activities:
Net income (loss)	$(1,479)	$(75,081)	(A)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	44,782	32,215
Provision for subscription cancellations and non-renewals, net of deferred allowance	466	259
Amortization of deferred financing costs	211	373
Write-off of deferred financing costs	—	1,387
Stock-based compensation expense	26,160	147,904
Deferred income tax (benefit) provision	(3,116)	(33,499)	(A)
Redemption of Converted SARs	—	(22,889)
Non-cash operating lease costs	3,825	—
Other	510	107
Changes in operating assets and liabilities:
Accounts receivable	2,962	(6,762)
Prepaid expenses and other current assets	(5,192)	(1,541)
Deferred commissions	(812)	(547)
Accounts payable	3,847	(1,842)
Accrued expenses	3,210	4,568
Accrued and deferred compensation	(3,735)	(632)
Deferred revenue	24,691	17,557
Operating lease liabilities	(4,697)	—
Other	336	(2,034)
Net cash provided by operating activities	91,969	59,543
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(251,412)	(11,570)
Property and equipment additions	(33,386)	(20,955)
Capitalized software additions	(11,660)	(11,850)
Net cash used in investing activities	(296,458)	(44,375)
Cash flows from financing activities:
Net increase in customer funds obligations	14,226	1,681
Proceeds from line of credit	—	12,500
Principal payments on line of credit	—	(12,500)
Proceeds from long-term debt	—	175,000
Principal payments on long-term debt	—	(226,251)
Payments for deferred financing costs, net	—	(2,436)
Proceeds from issuance of shares in connection with Offering	—	423,024
Payments for Offering costs	—	(6,222)
Payments for taxes on exercised stock options	—	(14,813)
Proceeds from purchases of stock under ESPP	2,060	957
Payments for taxes related to net share settlement of stock-based awards	(12,758)	—
Proceeds from exercise of stock options	1,859	8,808
Distributions to stockholders	—	(146,116)
Distributions under Tax Sharing Agreement	(2,700)	—
Payments for purchase commitment liabilities	(10,822)	—
Payments of finance lease liabilities	(964)	—
Net cash provided by (used in) financing activities	(9,099)	213,632
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(479)	(22)
Net increase (decrease) in cash, cash equivalents and restricted cash	(214,067)	228,778
Cash, cash equivalents and restricted cash, beginning of period	312,273	83,495
Cash, cash equivalents and restricted cash, end of period	$98,206	$312,273
Reconciliation of cash, cash equivalents and restricted cash to the Consolidated Balance Sheets, end of period:
Cash and cash equivalents	$73,333	$303,051
Restricted cash—funds held for customers	24,873	9,222
Total cash, cash equivalents and restricted cash, end of period	$98,206	$312,273

(A) Net loss and deferred income tax (benefit) for the twelve months ended December 31, 2020 reflect an immaterial error correction related to an understatement of the deferred tax benefit and deferred tax asset of $3,856 with respect to certain stock award exercise activity in Q3 in connection with the IPO.

Summary of Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2021	2020	2021	2020
Non-GAAP cost of revenues, software subscriptions	$21,507	$19,497	$81,567	$69,992
Non-GAAP cost of revenues, services	$11,195	$9,629	$43,050	$38,239
Non-GAAP gross profit	$78,954	$70,418	$300,931	$266,434
Non-GAAP gross margin	70.7%	70.7%	70.7%	71.1%
Non-GAAP research and development expense	$10,142	$10,449	$41,398	$39,646
Non-GAAP selling and marketing expense	$26,570	$19,659	$91,821	$69,691
Non-GAAP general and administrative expense	$23,047	$21,208	$89,592	$78,502
Non-GAAP operating income	$16,363	$16,144	$66,302	$67,374
Non-GAAP net income	$11,957	$12,260	$48,662	$47,876
Non-GAAP diluted EPS	$0.08	$0.08	$0.33	$0.35
Adjusted EBITDA	$19,254	$19,053	$77,980	$78,392
Adjusted EBITDA margin	17.2%	19.1%	18.3%	20.9%
Free cash flow	$26,056	$30,922	$46,923	$49,627
Free cash flow margin	23.3%	31.1%	11.0%	13.2%

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands)	2021	2020	2021	2020
Non-GAAP Cost of Revenues, Software Subscriptions:
Cost of revenues, software subscriptions	$31,775	$25,830	$116,194	$105,676
Stock-based compensation expense	(548)	(661)	(2,336)	(14,663)
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	(9,720)	(5,672)	(32,291)	(21,021)
Non-GAAP cost of revenues, software subscriptions	$21,507	$19,497	$81,567	$69,992

Non-GAAP Cost of Revenues, Services:
Cost of revenues, services	$11,867	$10,382	$45,698	$59,711
Stock-based compensation expense	(672)	(753)	(2,648)	(21,472)
Non-GAAP cost of revenues, services	$11,195	$9,629	$43,050	$38,239

Non-GAAP Gross Profit:
Gross profit	$68,014	$63,332	$263,656	$209,278
Stock-based compensation expense	1,220	1,414	4,984	36,135
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	9,720	5,672	32,291	21,021
Non-GAAP gross profit	$78,954	$70,418	$300,931	$266,434

Non-GAAP Gross Margin:
Total Revenues	$111,656	$99,544	$425,548	$374,665
Non-GAAP gross margin	70.7%	70.7%	70.7%	71.1%

Non-GAAP Research and Development Expense:
Research and development expense	$10,754	$11,143	$44,018	$54,340
Stock-based compensation expense	(612)	(694)	(2,620)	(14,694)
Non-GAAP research and development expense	$10,142	$10,449	$41,398	$39,646

Non-GAAP Selling and Marketing Expense:
Selling and marketing expense	$28,332	$21,118	$99,005	$99,418
Stock-based compensation expense	(1,494)	(1,411)	(6,371)	(29,551)
Amortization of acquired intangible assets – selling and marketing expense	(268)	(48)	(813)	(176)
Non-GAAP selling and marketing expense	$26,570	$19,659	$91,821	$69,691

Non-GAAP General and Administrative Expense:
General and administrative expense	$26,055	$25,620	$107,009	$149,057
Stock-based compensation expense	(2,584)	(3,495)	(12,185)	(67,524)
Severance expense	(424)	(917)	(5,232)	(3,031)
Non-GAAP general and administrative expense	$23,047	$21,208	$89,592	$78,502

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2021	2020	2021	2020
Non-GAAP Operating Income:
Income (loss) from operations	$(14)	$2,493	$(2,942)	$(104,758)
Stock-based compensation expense	5,910	7,014	26,160	147,904
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	9,720	5,672	32,291	21,021
Amortization of acquired intangible assets – selling and marketing expense	268	48	813	176
Severance expense	424	917	5,232	3,031
Transaction costs	55	—	4,748	—
Non-GAAP operating income	$16,363	$16,144	$66,302	$67,374

Non-GAAP Net Income:
Net income (loss)	$(627)	$230	$(1,479)	$(75,081)	(A)
Income tax (benefit) expense	300	2,576	(2,447)	(32,788)	(A)
Stock-based compensation expense	5,910	7,014	26,160	147,904
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	9,720	5,672	32,291	21,021
Amortization of acquired intangible assets – selling and marketing expense	268	48	813	176
Severance expense	424	917	5,232	3,031
Transaction costs	55	—	4,748	—
Non-GAAP income before income taxes	16,050	16,457	65,318	64,263
Income tax adjustment at statutory rate	4,093	4,197	16,656	16,387
Non-GAAP net income	$11,957	$12,260	$48,662	$47,876

Non-GAAP net income	$11,957	$12,260	$48,662	$47,876
Weighted average Class A and B common stock, diluted	157,417	158,065	147,781	138,670
Non-GAAP diluted EPS	$0.08	$0.08	$0.33	$0.35

(A) GAAP net income (loss) and income tax (benefit) expense for the twelve months ended December 31, 2020 reflect an immaterial error correction in Q3 2020 related to an understatement of the deferred tax benefit of $3,856 recorded in connection with certain stock award exercise activity in connection with the IPO.

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands)	2021	2020	2021	2020
Adjusted EBITDA:
Net income (loss)	$(627)	$230	$(1,479)	$(75,081)	(A)
Interest (income) expense, net	313	(313)	984	3,111
Income tax expense (benefit)	300	2,576	(2,447)	(32,788)	(A)
Depreciation and amortization - property and equipment	2,891	2,909	11,678	11,018
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	9,720	5,672	32,291	21,021
Amortization of acquired intangible assets - selling and marketing expense	268	48	813	176
Stock-based compensation expense	5,910	7,014	26,160	147,904
Severance expense	424	917	5,232	3,031
Transaction costs	55	—	4,748	—
Adjusted EBITDA	$19,254	$19,053	$77,980	$78,392

Adjusted EBITDA Margin:
Total revenues	$111,656	$99,544	$425,548	$374,665
Adjusted EBITDA margin	17.2%	19.1%	18.3%	20.9%

(A) GAAP net income (loss) and income tax expense (benefit) for the twelve months ended December 31, 2020 reflect an immaterial error correction in Q3 2020 related to an understatement of the deferred tax benefit of $3,856 with respect to certain stock award exercise activity in connection with the IPO.

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands)	2021	2020	2021	2020
Free Cash Flow:
Cash provided by operating activities	$39,301	$39,499	$91,969	$59,543
Redemption of converted SARs	—	—	—	22,889
Property and equipment additions	(9,487)	(5,973)	(33,386)	(20,955)
Capitalized software additions	(3,758)	(2,604)	(11,660)	(11,850)
Free cash flow	$26,056	$30,922	$46,923	$49,627

Free Cash Flow Margin:
Total revenues	$111,656	$99,544	$425,548	$374,665
Free cash flow margin	23.3%	31.1%	11.0%	13.2%

Investor Contact:
Ankit Hira or Ed Yuen
Solebury Trout for Vertex, Inc.
ir@vertexinc.com
610.312.2890

Media Contact:

Tricia Schafer-Petrecz

Vertex, Inc.

tricia.schafer-petrecz@vertexinc.com

484.595.6142